Exhibit 32.2


                              PACIFIC STATE BANCORP

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Pacific State Bancorp (the "Company") on Form 10-Q for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

         (1) The Report fully complies with the requrities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company



                                          PACIFIC STATE BANCORP
                                          Date: August 12, 2005

                                          BY: /s/ JOANNE ROBERTS
                                              --------------------------------
                                              JoAnne Roberts
                                              Senior Vice President and
                                              Chief Financial Officer

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